As filed with the Securities and Exchange Commission on November 9, 2001.

                                              Registration Statement No. 333-

                          ----------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                          ----------------------------
                                    FORM S-8
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933
                          ----------------------------
                             Conexant Systems, Inc.
             (Exact name of registrant as specified in its charter)
                          ----------------------------

           DELAWARE                                      25-1799439
  (State or other jurisdiction of           (I.R.S. Employer Identification No.)
   incorporation or organization)

          4311 Jamboree Road,                           92660-3095
      Newport Beach, California
(Address of Principal Executive Offices)                (Zip Code)
                          ----------------------------

                 Conexant Systems, Inc. Retirement Savings Plan
              Conexant Systems, Inc. Hourly Employees' Savings Plan
                            (Full title of the plans)
                          ----------------------------

                            DENNIS E. O'REILLY, ESQ.
              Senior Vice President, General Counsel and Secretary
                             Conexant Systems, Inc.
                               4311 Jamboree Road
                      Newport Beach, California 92660-3095
                     (Name and address of agent for service)
                          ----------------------------

                                 (949) 483-4600
          (Telephone number, including area code, of agent for service)
                          ----------------------------

                                    Copy to:
                              PETER R. KOLYER, ESQ.
                             Chadbourne & Parke LLP
                              30 Rockefeller Plaza
                            New York, New York 10112
                                 (212) 408-5100
                          ----------------------------
                         Calculation of Registration Fee

======================================= =================== ========================== ============================ ================
                                           Amount to be         Proposed maximum        Proposed maximum aggregate      Amount of
 Title of securities to be registered     registered (1)     offering price per unit        offering price (2)        registration
                                                                       (2)                                                fee
--------------------------------------- ------------------- -------------------------- ---------------------------- ----------------
Common Stock, par value $1 per share
(including the associated Preferred
Share Purchase Rights) (3)............. 500,000 shares (4)            $11.31                     $5,655,000              $1,414
--------------------------------------- ------------------- -------------------------- ---------------------------- ----------------

(1) The shares of Common Stock set forth in the Calculation of Registration Fee table and which may be offered pursuant to this Registration Statement include, pursuant to Rule 416 under the Securities Act of 1933, as amended (the "Securities Act"), such additional number of shares of the Registrant's common stock as may become issuable as a result of any stock splits, stock dividends or similar events.
(2) Estimated solely for purposes of calculating the registration fee pursuant to Rule 457(h) under the Securities Act, based upon the average of the high and low prices of the Common Stock on November 2, 2001, as reported on The Nasdaq Stock Market, Inc. National Market System.
(3) In addition, pursuant to Rule 416(c) under the Securities Act, this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plans described herein.
(4) Of the total amount to be registered, 485,000 shares are reserved for issuance under the Conexant Systems, Inc. Retirement Savings Plan and 15,000 shares are reserved for issuance under the Conexant Systems, Inc. Hourly Employees' Savings Plan.
                                ----------------
     Pursuant to Rule 429 of the General Rules and Regulations under the Securities Act, the prospectus that is part of this Registration Statement will be used in connection with the offer and sale of Common Stock of the Registrant and an indeterminate amount of interests under the plans previously registered under the Registrant's Registration Statement on Form S-8 (Registration No. 333-68755) and Registration Statement on Form S-8 (Registration No. 333-42772).

                                EXPLANATORY NOTE

Pursuant to General Instruction E of Form S-8, this Registration Statement hereby incorporates by reference the contents of the Registration Statement on Form S-8 (Registration No. 333-68755) filed by Conexant Systems, Inc. (the "Company") on December 11, 1998, relating to the Conexant Systems, Inc. Retirement Savings Plan (the "Salaried Savings Plan") and the contents of the Registration Statement on Form S-8 (Registration No. 333-42772) filed by the Company on August 1, 2000, relating to the Conexant Systems, Inc. Hourly Employees' Savings Plan (the "Hourly Savings Plan", and together with the Salaried Savings Plan, the "Savings Plans"), except as expressly modified herein.

On August 10, 2001, the Board of Directors adopted resolutions authorizing the registration under the Securities Act of 1933, as amended, of an additional 500,000 shares of Common Stock of the Company and an indeterminate amount of plan interests for issuance under the Savings Plans, of which 485,000 shares relate to the Salaried Savings Plan and 15,000 shares relate to the Hourly Savings Plan. This Registration Statement registers such 500,000 additional shares of Common Stock and an indeterminate amount of plan interests.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item 3.  Incorporation of Documents by Reference.

        The following documents, which have been filed with the Securities and Exchange Commission (the "Commission"), are incorporated herein by reference and made a part hereof:

        (a) The Annual Report on Form 11-K of the Conexant Systems, Inc. Retirement Savings Plan for the year ended September 30, 2000;

        (b) The Annual Report on Form 11-K of the Conexant Systems, Inc. Hourly Employees' Savings Plan for the year ended September 30, 2000;

        (c) The Annual Report on Form 10-K of Conexant Systems, Inc. (the "Company") for the year ended September 30, 2000 (including the portions of the Proxy Statement for the Company's 2001 Annual Meeting of Shareowners that are incorporated therein by reference);

        (d) The Company's Quarterly Report on Form 10-Q for the quarter ended December 31, 2000;

        (e) The Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2001;

        (f) The Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2001;

        (g)    The Company's Current Report on Form 8-K filed October 3, 2000;

        (h)    The Company's Current Report on Form 8-K filed March 27, 2001;

        (i)    The Company's Current Report on Form 8-K filed May 29, 2001; and

        (j) The description of the Company's Common Stock contained in Item 11 of the Company's Registration Statement on Form 10, as amended (File No. 000-24923), dated December 1, 1998, as amended by Part II, Item 2 of the Company's Quarterly Report on Form 10-Q for the quarter ended December 31, 1999.

        All documents subsequently filed by the Company, the Conexant Systems, Inc. Retirement Savings Plan, as amended (the "Salaried Savings Plan"), and the Conexant Systems, Inc. Hourly Employees' Savings Plan, as amended (the "Hourly Savings Plan"), pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated herein by reference and be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated herein by reference shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes that statement. Any such statement so modified or superseded shall not constitute a part of this Registration Statement, except as so modified or superseded.

Item 5.  Interests of Named Experts and Counsel.

        Jasmina Theodore Boulanger, Esq., who has passed upon the legality of any newly issued shares of Common Stock of the Company covered by this Registration Statement, is Associate General Counsel and Assistant Secretary of the Company.

Item 8.  Exhibits.

  4.1       Restated Certificate of Incorporation of the Company, filed as
            Exhibit 3.1 to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2000, is incorporated herein by reference.

  4.2 By-Laws of the Company, filed as Exhibit 4.2 to the Company's Registration Statement on Form S-8 (Registration No. 333-68755) (the "Salaried Savings Plan Form S-8"), is incorporated herein by reference.

  4.3 Specimen certificate for the Company's Common Stock, par value $1 per share, filed as Exhibit 4.3 to the Company's Registration Statement on Form 10 (File No. 000-24923), is incorporated herein by reference.

  4.4.1 Rights Agreement, dated as of November 30, 1998, by and between the Company and ChaseMellon Shareholder Services, L.L.C., as rights agent, filed as Exhibit 4.4 to the Salaried Savings Plan Form S-8, is incorporated herein by reference.

  4.4.2 First Amendment to Rights Agreement, dated as of December 9, 1999, filed as Exhibit 4.1 to the Company's Quarterly Report on Form 10-Q for the quarter ended December 31, 1999, is incorporated herein by reference.

  4.5 Conexant Systems, Inc. Retirement Savings Plan, as amended and restated.

  4.6 Conexant Systems, Inc. Hourly Employees' Savings Plan, as amended and restated.

  5.1 Opinion of Jasmina Theodore Boulanger, Esq., Associate General Counsel and Assistant Secretary of the Company, as to the legality of any newly issued shares of Common Stock of the Company covered by this Registration Statement.

  5.2 Determination letter, dated December 13, 2000, from the Internal Revenue Service with respect to the qualification of the Salaried Savings Plan under Section 401 of the

            Internal Revenue Code.

  5.3 Determination letter, dated June 5, 2000, from the Internal Revenue Service with respect to the qualification of the Hourly Savings Plan under Section 401 of the Internal Revenue Code, filed as Exhibit 5.2 to the Company's Registration Statement on Form S-8 (Registration No. 333-42722), is incorporated herein by reference.

  23.1      Consent of Deloitte & Touche LLP, independent auditors.

  23.2 Consent of Jasmina Theodore Boulanger, Esq., contained in her opinion filed as Exhibit 5.1 to this Registration Statement.

  23.3      Consent of Chadbourne & Parke LLP.

  24 Power of Attorney authorizing certain persons to sign this Registration Statement on behalf of certain directors and officers of the Company, set forth on the signature page of this Registration Statement.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newport Beach, State of California, on the 9th day of November, 2001.

                                           CONEXANT SYSTEMS, INC.




                                    By    /s/  Dennis E. O' Reilly
                                      ------------------------------------------
                                    (Dennis E. O' Reilly, Senior Vice President,
                                            General Counsel and Secretary)

                                POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below on this Registration Statement hereby constitutes and appoints DENNIS E. O'REILLY, JASMINA THEODORE BOULANGER and PETER R. KOLYER, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power to them and each of them (including the full power of substitution and resubstitution) (1) to sign for him and in his name and in the capacity or capacities indicated below any and all amendments (including post-effective amendments) and supplements to this Registration Statement to be filed by Conexant Systems, Inc. (the "Company") with the Securities and Exchange Commission (the "Commission") and (2) any subsequent registration statement to be filed by the Company pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 9th day of November, 2001 by the following persons in the capacities indicated:

       Signature                                      Title
       ---------                                      -----

 /s/  Dwight W. Decker         Chairman of the Board and Chief Executive Officer
---------------------------       (principal executive officer) and Director
 Dwight W. Decker


 /s/  Donald R. Beall
---------------------------
 Donald R. Beall                                    Director


 /s/  Ralph J. Cicerone
---------------------------
 Ralph J. Cicerone                                  Director


 /s/  Richard M. Bressler
---------------------------
 Richard M. Bressler                                Director


 /s/  F. Craig Farrill
---------------------------
 F. Craig Farrill                                   Director

       Signature                                      Title
       ---------                                      -----

 /s/  Jerre L. Stead
---------------------------
 Jerre L. Stead                                     Director


 /s/  Balakrishnan S. Iyer
---------------------------
 Balakrishnan S. Iyer          Senior Vice President and Chief Financial Officer
                                          (principal financial officer)


 /s/  J. Scott Blouin
---------------------------
 J. Scott Blouin              Senior Vice President and Chief Accounting Officer
                                         (principal accounting officer)

        THE SAVINGS PLANS. Pursuant to the requirements of the Securities Act of 1933, each of the Savings Plans has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newport Beach, State of California, on the 9th day of November, 2001.


                                       CONEXANT SYSTEMS, INC.
                                       RETIREMENT SAVINGS PLAN



                                       By   /s/  Bradley W. Yates
                                          --------------------------------------
                                          (Bradley W. Yates, Plan Administrator)



                                       CONEXANT SYSTEMS, INC.
                                       HOURLY EMPLOYEES' SAVINGS PLAN



                                       By   /s/  Bradley W. Yates
                                          --------------------------------------
                                          (Bradley W. Yates, Plan Administrator)

                                  EXHIBIT INDEX


  Exhibit                                                                   Page
  Number
  ------

4.1         Restated Certificate of Incorporation of the Company, filed as
            Exhibit 3.1 to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2000, is incorporated herein by reference.

4.2 By-Laws of the Company, filed as Exhibit 4.2 to the Company's Registration Statement on Form S-8 (Registration No. 333-68755) (the "Salaried Savings Plan Form S-8"), is incorporated herein by reference.

4.3 Specimen certificate for the Company's Common Stock, par value $1 per share, filed as Exhibit 4.3 to the Company's Registration Statement on Form 10 (File No. 000-24923), is incorporated herein by reference.

4.4.1 Rights Agreement, dated as of November 30, 1998, by and between the Company and ChaseMellon Shareholder Services, L.L.C., as rights agent, filed as Exhibit 4.4 to the Salaried Savings Plan Form S-8, is incorporated herein by reference.

4.4.2 First Amendment to Rights Agreement, dated as of December 9, 1999, filed as Exhibit 4.1 to the Company's Quarterly Report on Form 10-Q for the quarter ended December 31, 1999, is incorporated herein by reference.

4.5 Conexant Systems, Inc. Retirement Savings Plan, as amended and restated.

4.6 Conexant Systems, Inc. Hourly Employees' Savings Plan, as amended and restated.

5.1 Opinion of Jasmina Theodore Boulanger, Esq., Associate General Counsel and Assistant Secretary of the Company, as to the legality of any newly issued shares of Common Stock of the Company covered by this Registration Statement.

5.2 Determination letter, dated December 13, 2000, from the Internal Revenue Service with respect to the qualification of the Salaried Savings Plan under Section 401 of the Internal Revenue Code.

5.3 Determination letter, dated June 5, 2000, from the Internal Revenue Service with respect to the qualification of the Hourly Savings Plan under Section 401 of the Internal Revenue Code, filed as Exhibit 5.2 to the Company's Registration Statement on Form S-8 (Registration No. 333-42722), is incorporated herein by reference.

23.1        Consent of Deloitte & Touche LLP, independent auditors.

23.2 Consent of Jasmina Theodore Boulanger, Esq., contained in her opinion filed as Exhibit 5.1 to this Registration Statement.

23.3        Consent of Chadbourne & Parke LLP.

24 Power of Attorney authorizing certain persons to sign this Registration Statement on behalf of certain directors and officers of the Company, set forth on the signature page of this Registration Statement.




                                       2